UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 17, 2010

Williams Partners L.P.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-32599	20-2485124
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Williams Center, Tulsa, Oklahoma		74172-0172
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(918) 573-2000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The Board of Directors of the general partner of Williams Partners L.P. (the "Partnership") approved an amendment to the Partnership's Amended and Restated Agreement of Limited Partnership, dated November 17, 2010 ("Amendment No. 7"), to amend certain definitions for purposes of allocating additional Partnership liabilities and related deductions among the partners for capital account maintenance purposes. The description of Amendment No. 7 in this Item 5.03 is qualified in its entirety by reference to the copy of Amendment No. 7 filed as Exhibit 3.1 to this report, which is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(a) None

(b) None

(c) None

(d) Exhibits.

Exhibit 3.1 Amendment No. 7 to Amended and Restated Agreement of Limited Partnership of Williams Partners L.P., dated November 17, 2010.

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WILLIAMS PARTNERS L.P.

By: Williams Partners GP LLC, its General Partner

By: /s/ La Fleur C. Browne
La Fleur C. Browne
Corporate Secretary

Date: November 19, 2010

Top of the Form

Exhibit Index

Exhibit No.	Description

3.1	Amendment No. 7 to Amended and Restated Agreement of Limited Partnership of Williams Partners L.P., dated November 17, 2010.